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                                                                  EXHIBIT 10.18






              SIEMENS INFORMATION AND COMMUNICATION NETWORKS, INC.


                                     - AND -


                           ACCELERATED NETWORKS, INC.


                             SERVICE LEVEL AGREEMENT







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                             SERVICE LEVEL AGREEMENT



                                     Between


                           Accelerated Networks, Inc.
                                   Located at:
                                301 Science Drive
                               Moorpark, CA 93021
                    - hereinafter referred to as "Company" -
                   ..........................................


                                       and
              Siemens Information and Communication Networks, Inc.
                                having offices at
               900 Broken Sound Parkway, Boca Raton, Florida 33487
                    - hereinafter referred to as "SIEMENS" -



WHEREAS SIEMENS and Company have entered into an OEM Agreement relating to sale and distribution of certain Products; and

WHEREAS, the Parties wish to set out the terms and conditions under which a Party will provide services for the Products sold by it;

NOW THEREFORE IN CONSIDERATION of the mutual covenants and agreements, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

        (a) The Articles, Attachments, and Amendments contained in this Service Level Agreement are considered as part of the OEM Agreement executed between the parties dated 12/18/99;

        (b) No modifications or waiver of any of the provisions, or any future representation, promise, or addition shall be binding upon the Parties unless agreed to in writing;

        (c) This Service Level Agreement is, by its nature, intended to survive expiration or termination of the OEM Agreement and shall survive expiration or termination of the OEM Agreement for any reason.

        IN WITNESS WHEREOF, the Parties hereto have as of the Effective Date duly executed this Agreement, including Attachments A through I which are incorporated herein and made a part hereof, by the respective officers thereunto duly authorized.



Accelerated Networks, Inc.                     SIEMENS INFORMATION AND
                                               COMMUNICATION NETWORKS, INC.



         /s/ Suresh Nihalani
By:      Mr. Suresh Nihalani                   By:     /s/ John D. McGowan
Title:   President                             Title:  Purchasing Manager
Date:    2/23/99                               Date:   3/5/99




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
1.       DEFINITIONS...................................................................................................5


2.       SERVICES TO BE PERFORMED......................................................................................7

         2.1   General Services and Additional Services................................................................7
         2.2   Services not Included...................................................................................7
         2.3   Excluded Services, Separate Agreement...................................................................7

3.       COMMERCIAL TERMS..............................................................................................8

         3.1   Price for Additional Services...........................................................................8
         3.2   Warranty................................................................................................8
         3.3   Cost of out of Warranty Repair / Advanced Replacement Services..........................................8
         3.4   Technical Assistance....................................................................................8
         3.5   Technical Support for Software..........................................................................8

4.       COMPANY'S OBLIGATIONS.........................................................................................9

         4.1   Services to be Provided by Company......................................................................9
               4.1.1       Technical Assistance........................................................................9
               4.1.2       Technical Support...........................................................................9
                           4.1.2.1     Third Line Support and Problem Escalation.......................................9
                           4.1.2.2     Software Maintenance............................................................9
                           4.1.2.3     Compatibility and Correction Matrix ............................................9
                           4.1.2.4     Hardware Upgrades ..............................................................9
                           4.1.2.5     Support of Older Releases ......................................................10
                           4.1.2.6     Sporadic Malfunction ...........................................................10
                           4.1.2.7     Epidemic Failure ...............................................................10
                           4.1.2.8     Undetermined Problems ..........................................................10
                           4.1.2.9     Design Requirements ............................................................11
               4.1.3       Documentation...............................................................................11
                           4.1.3.1     Commercially Available Documentation............................................11
                           4.1.3.2     Electronic Bulletin Board Access ...............................................12
               4.1.4       Hardware Repair.............................................................................12
               4.1.5       Repair Alternatives.........................................................................14
               4.1.6       REFURBISHMENT...............................................................................14
               4.1.7       PRODUCT AVAILABILITY........................................................................15
               4.1.8       Extended Warranty Contract..................................................................15
               4.1.9       Reports.....................................................................................15
         4.2   Problem Resolution time frames..........................................................................15
         4.3   Additional Services.....................................................................................15
               4.3.1       Request for Additional Services.............................................................15

5.       SIEMENS' OBLIGATIONS..........................................................................................16

         5.1   Test Equipment availability.............................................................................16
         5.2   Adequate Training for First and Second Line Support individuals.........................................16
         5.3   Spares..................................................................................................16
         5.4   Adequate Support Personnel..............................................................................16

6.       SCHEDULE A: PROBLEM RESOLUTION SERVICES.......................................................................17


7.       SCHEDULE B: MANAGEMENT ESCALATION PROCEDURE...................................................................20


8.       SCHEDULE C: OPERATING PROCEDURES..............................................................................21


9.       SCHEDULE D: REPAIR AND REPLACEMENT............................................................................22

         9.1   Requests for Return.....................................................................................22
         9.2   Shipping of Defective Products..........................................................................22
         9.3   Repair and Return.......................................................................................22
         9.4   Return directly to Company..............................................................................22
         9.5   Return Policy...........................................................................................22

10.      SCHEDULE E: TRAINING SERVICES.................................................................................23



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
11.      SCHEDULE F: OEM VENDOR DELIVERABLES.............................................................................26

12.      SCHEDULE G: TROUBLE TICKET INFORMATION..........................................................................28

13.      SCHEDULE H: REPAIR AND RETURN INFORMATION.......................................................................29

14.      SCHEDULE I: TRAINING EQUIPMENT..................................................................................31





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1. DEFINITIONS

For the purposes of this Agreement the definitions set forth in the OEM Agreement shall have the meanings specified in the OEM Agreement, and the following additional terms shall have the meanings set forth below:

"ADDITIONAL SERVICES" shall mean all commercially available services offered by a Party other than those Services described in SECTION 4.1.

"SLA AGREEMENT" shall mean this Service Level Agreement and all Schedules and Appendices attached hereto as such are amended from time to time in accordance with the provisions hereof.

"AUTHORIZED PERSONNEL" shall mean an individual

        (i) who is properly trained to repair the Product;

        (ii) who, in the opinion of the responsible Company or SIEMENS manager, exhibits sufficient Product expertise; or

        (iii) who is working under the direction of either Company or SIEMENS
        TAC.

"BUSINESS DAY" shall mean the local time of 8:00 AM to 5:00 PM, Monday through Friday, excluding holidays, in the geographic locations where Company performs Third Line Support.

"COST" means Company's actual cost of providing a Service, calculated as the direct plus overhead costs of the functional group providing the Service, averaged over a six-month period.

"FIRST LINE SUPPORT" shall mean the initial fault diagnosis procedures undertaken by SIEMENS to identify and correct a hardware or software problem as such functions and procedures are further defined in SCHEDULE A and in the Operational Procedures.

"MAINTENANCE RELEASE" shall mean a software release or revision which provides fixes to problems, but which does not generally provide new functionality. Such release shall be represented by an incremented revision level x, where the revision number is N.x

"MAJOR RELEASE" shall mean a software or hardware release or revision which provides new functionality. Such release shall be represented by an incremented revision level N, where the revision number is N.x

"MINIMUM FIELD REVISION LEVEL" shall moan the latest level of hardware or software supporting all mandatory Engineering Change Order currently supported in the field by Company.

"OPERATING PROCEDURES" shall mean the operating procedures to be followed by the Parties in connection with the provision of the Services pursuant to this Agreement, which operating procedures shall be developed by the Parties in accordance with SCHEDULE C hereto.

"OEM AGREEMENT" shall mean the OEM Agreement entered into between SIEMENS and Company dated.

"PURCHASER" shall mean the Party who is purchasing the Services from the other Party.

"SECOND LINE SUPPORT" shall mean those Services to be provided by SIEMENS as described in SCHEDULE A and in the Operational Procedures.

"SERVICES" shall mean the services to be provided by Company pursuant to this Agreement..

"SUPPLIER" shall mean the Party who is providing the Services.



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"TAC" shall mean either the Company Technical Assistance Center, the Company
Second Line Support organization, or the SIEMENS Technical Assistance Center as appropriate.

"THIRD LINE SUPPORT" shall mean the Services to be provided by Company in accordance with the functions and procedures specified in SCHEDULE A and in the Operational Procedures.

"VERSION" shall mean a new release of Software which adds functionality, and which is produced and licensed as a separate feature release of the Product.

"TRANSFER PRICE" shall mean the net price to SIEMENS including all applicable discounts.





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2. SERVICES TO BE PERFORMED

2.1 GENERAL SERVICES AND ADDITIONAL SERVICES

Subject to the terms and conditions of this SLA Agreement and the OEM Agreement, Company shall provide to SIEMENS the Services set out in SECTION 4.1 hereof, and such of the Additional Services as SIEMENS may request from time to time.

2.2 SERVICES NOT INCLUDED

Services do not include:

(i) maintenance or repairs necessitated by an attempt by an individual who is not an Authorized Person to repair or maintain the Products;

(ii) maintenance or repairs resulting from casualty, catastrophe, or natural disaster, accident, misuse, neglect or negligence of SIEMENS or a Customer, or causes external to the Products such as, but not limited to, failed or faulty electrical power or air conditioning, or any causes other than ordinary use;

(iii) maintenance or repairs of accessories, attachments or any other devices which do not adhere to Company's specifications;

(iv) repairs resulting from unauthorized changes, modifications or alterations of or to the Product; and

(v) the furnishing of optional accessories or consumable supplies not defined as the product in the OEM Agreement.

2.3 EXCLUDED SERVICES, SEPARATE AGREEMENT

The excluded services set out in SECTION 2.2 above, may be performed by separate agreement between Company and SIEMENS. The price for the performance of any excluded service shall be the Transfer Price.






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3. COMMERCIAL TERMS

Pricing for the services below should be negotiated to support a 25% margin for Siemens. For example: Siemens charges $165.00 per hour for TAC. The OEM hourly rate should be no higher than $123.75 to ensure a 25% margin for Siemens.

3.1 PRICE FOR ADDITIONAL SERVICES

The prices for additional services are listed below. All reasonable travel, lodging and meal expenses without mark up shall be reimbursed by Siemens to Company.

[ ] Third Line Technical Support (On-Site) at $125.00 per hour

[ ] Contracted Installation Support at $125.00 per hour

The prices for other additional services will be negotiated.


3.2 WARRANTY

All elements of the OEM agreement are applied to this SLA agreement. The warranty for the Product is described in Section VII of the OEM agreement and applies directly to this SLA Agreement. In, addition sections 3.1 and 3.3 for product change notification, 5.3 Packaging, Section IX Training, Section X Documentation, Section XI Compliance, Section XII Term of the OEM Agreement,
Section XIV General Provisions are all included as an integral part of this SLA Agreement.

The return authorization process outlined in Section H of this document describes the input data and procedures for repair and return equipment.

3.3 COST OF OUT OF WARRANTY REPAIR/ADVANCED REPLACEMENT SERVICES

The repair for equipment out of warranty will be provided by Company at a net price to Siemens of 35% of list prices shown on the Standard Price List.

3.4 TECHNICAL ASSISTANCE

Reasonable amounts of Technical Assistance (as described in SECTION 4.1.1) shall be provided at no cost.

3.5 TECHNICAL SUPPORT FOR SOFTWARE

Except as specifically provided herein, technical support for Software shall be provided at no charge for the then current Version and one previous Version. Company reserves the right to charge $250 per hour for any research and development efforts required for problem resolution for older Versions, not covered under warranty or extended warranty, to be determined by Company on a case by case basis.




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4. COMPANY'S OBLIGATIONS

4.1 SERVICES TO BE PROVIDED BY COMPANY

Company shall provide the following Services:


4.1.1 TECHNICAL ASSISTANCE

Company shall provide basic help desk functions to assist SIEMENS in the provision of those functions described in the Company/SIEMENS Operating Procedures, SCHEDULE C as being First and Second Line Support functions. Technical Assistance will be provided by Company's TAC during its normal hours of operations: 8:00 am EST to 5:00 pm EST Monday through Friday. Twenty-four hour support will be provided on a call out basis for out of normal hours. The response times for technical support are outlined in SCHEDULE A.

4.1.2 TECHNICAL SUPPORT

4.1.2.1 THIRD LINE SUPPORT AND PROBLEM ESCALATION

Company shall provide Third Line Support as described in SCHEDULE A, and provide problem escalation as described in SCHEDULE B.

4.1.2.2 SOFTWARE MAINTENANCE.

a) Master copies of Maintenance Releases for Software and associated documentation will be provided free of charge when available. SIEMENS shall have the right to copy and distribute Maintenance Releases to its Customers as necessary to correct Software problems. Company shall also provide SIEMENS with patches as needed for distribution to specific Customers.

b) Company shall provide SIEMENS' support organizations with any new Versions for their internal use only, except in the event that the correction to a Software problem (bug fix) is made only in a Version, in which case SIEMENS shall have the right to distribute the Version to its Customers at no charge.

c) Company shall ensure that all new Versions will be compatible with other then-current Version of Product(s) in a network, and with one previous and one subsequent Version of Product(s).

4.1.2.3 COMPATIBILITY AND CORRECTION MATRIX

Company shall develop a compatibility matrix which will illustrate the effects of a hardware or Software update on other cards, modules or Software in a system. Company shall document the effect of a correction to a specific release of Software on other releases of the same Software. Compatibility and correction matrices shall be updated each time a change is made.

4.1.2.4 HARDWARE UPGRADES

During the warranty period set out in the OEM Agreement and the extended warranty period, Company shall provide, free of charge, any upgrades required to remedy a hardware design




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problem. These upgrades shall be performed in accordance with the Repair and
Return process set out in SCHEDULE C. The frequency of these upgrades will be reviewed on quarterly basis to ensure that the effort required by Siemens to implement these upgrades is within reason.

Hardware upgrades outside of the warranty period, including those required solely as a result of the installation of a new Software Version, are not covered under this Agreement and must be purchased in accordance with the OEM Agreement

a) For products, within the warranty period, that require a hardware upgrade to support a software correction to a known problem or deficiency, Company will provide the hardware upgrade at no charge to Siemens.

b) In the event of a network-wide hardware upgrade which is required as a result of a design fault, Company will devise a plan to provide buffer stock as temporary replacements during the upgrade.

At all times, Company shall provide hardware for "Class A" changes as defined in Bellcore TR209 or equivalent at no charge to Siemens.

4.1.2.5 SUPPORT OF OLDER RELEASES

Company shall provide Problem Resolution as described in SCHEDULE A for the then-current Version of a Product, and for one preceding Version. Support for Versions of a Product which precede a current Version by two Versions, shall be agreed to on a Product by Product basis. Company may agree to provide support for older Versions not covered under the preceding sentence, on a case by case basis.

4.1.2.6 SPORADIC MALFUNCTION

In the case of sporadic malfunction of the Products, Company agrees to dispatch the appropriate resources to investigate the malfunction. Subject to SECTION 2.2, Company shall use reasonable efforts, which may include Product upgrades, replacements or "work-arounds", to correct any problem with the Products which is identified as the cause of the sporadic malfunction. For the purposes of this
SECTION 4.1.2.6, "sporadic malfunction" shall mean any non-reproducible, intermittent problem which results in a temporary cessation in Product functionality. Sporadic Malfunctions will be escalated in accordance with the Management Escalation Process set out in SCHEDULE B.

4.1.2.7 EPIDEMIC FAILURE

Company agrees to repair Products associated with an epidemic failure. In the event Products covered by warranty experience an epidemic failure and Company elects not to repair or replace such Products, Company shall refund the un-depreciated purchase price paid by Siemens for such Products if such Products were delivered within three (3) years of failure and were purchased more than three years prior to failure. Epidemic failure shall mean the same material failure or material specification non-conformity of the Product occurring due to the same specifically identified cause to more than 5% of installed Product within three months, in warranty or extended warranty.

4.1.2.8 UNDETERMINED PROBLEMS

If, during the term of this Agreement, network problems arise which cannot be attributed to a specific Product, Company shall promptly investigate the problem. If the problem is found to result from the integration or inter-networking of the network, the parties shall work together in




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accordance with the Management Escalation Process set out in SCHEDULE B to
achieve a mutually acceptable solution.

4.1.2.9 DESIGN REQUIREMENTS

Company shall use reasonable efforts to ensure that any Maintenance Releases and patches are designed such that they may be incorporated into a Customer's network with minimum disruption of network operations. Wherever possible, updates and upgrades will be suitable for remote installation.

4.1.3 DOCUMENTATION

Company will provide to SIEMENS all available Product documentation required to service and support the Products, including those documents set out in SCHEDULE C hereto. SIEMENS shall have the right to use the documentation for the purpose of providing service and support to its Customers as provided under this Agreement.

Access to information marked confidential in accordance with the preceding sentence will not be-unreasonably denied by Company. SIEMENS may copy the documentation for internal distribution only as necessary for the purpose of exercising its rights under this SECTION 4.1.3, and all copies shall include all Company proprietary rights legends contained in or on the original document. All documentation disclosed by Company hereunder shall be subject to the confidentiality provisions set out in SECTION 2 of the OEM Agreement.

4.1.3.1 COMMERCIALLY AVAILABLE DOCUMENTATION.

In addition to the OEM Agreement, Company shall provide one set in hard Copy format and one master copy in electronic format of all technical practices, marketing materials, and other commercially available documentation. (The term "format" used above indicates any current commercially available desktop publishing tool such as MS Word, Adobe FrameMaker, etc.). Additionally, for the purposes of this SECTION 4.1.3, "commercially available" documentation means that generally available documentation that has been assigned a Company part number. The medium for delivering the "electronic media" should be a current commercially available medium such as Iomega Zip 100 disk(s), ISO 586 Compact Disk (CD), or via an FTP site using any commercially available FTP client such as WS-FTP, or MS Windows FTP, etc. using a Siemens maintained FTP site as the host repository.

Company will also provide to Siemens all available Customer Documentation required for product service and support. Siemens shall have the right to use the documentation for the purpose of providing service and support to its Customers as provided under this Agreement.

Company will make available to Siemens, as soon as it is internally (or under internal review) available, any documentation, which is not commercially available, including all updates and upgrades for customer documentation in electronic format at first availability (including drawings, and functional specifications, etc.).

            The documentation will include, but is not limited to:

                  -     Engineering and Planning Guides

                  -     User Guides Operations

                  -     Operations and Administration Manuals

                  -     Network Management Manuals

                  -     Installation Manuals

                  -     Acceptance Test Manuals




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                  -     Installation Quick Reference Guides

                  -     Product Change Notice

                  -     Operator Hints

                  -     Technical Bulletins

                  -     Hardware Functional Descriptions

                  -     Maintenance Manuals

                  -     Event, Diagnostic, and Error Manuals

                  -     Service Specifications (Frame Relay, DXI, ATM, etc.)

                  -     System Descriptions *

                  -     Sales and Marketing Brochures

                  -     Customer Service Procedures

                  -     OEM Vendor Documentation

Company will provide to Siemens advance notice of documentation updates and upgrades (revisions and new releases) by including Siemens in the Company internal review cycle for customer documentation, for review of documents. Siemens' suggestions shall not obligate' Company to incorporate changes. Siemens will be provided with this information electronically via a Siemens maintained File Transfer Protocol (FTP) site. Furthermore, COMPANY will employ the use of "change bars" or other visual label to indicate changes from a previous issue.

Siemens will have the right to modify, change, edit, add, delete, and reformat the provided customer documentation (without changing the content or the intent) into electronic documentation to suit Siemens customers' requirements, and Siemens shall assume full responsibility for all such changes made.

4.1.3.2 ELECTRONIC BULLETIN BOARD ACCESS

SIEMENS shall have full access to Company's then current electronic bulletin boards and World Wide Web pages which contain Company technical information and Product documentation. Such materials shall include information describing features contained within a new Product feature release, engineering changes made to the Products, configuration assistance, application documentation, procedures for performing firmware and Software upgrades.

All of SIEMENS's engineers who perform the second line support function may have access to the electronic bulletin board and any restricted support-related information contained in the World Wide Web pages on a "need to know" basis for support and training purposes only, including downloads of any such information as Company may make available on compact disk from time to time. Access to restricted information in accordance with the preceding sentence shall not be unreasonably denied by Company.

4.1.4 HARDWARE REPAIR

a) Access to Company's repair service will be provided at no charge through the appropriate Company service location, during its normal business hours (8:00 am EST to 5:00 pm EST). Services will be provided in accordance with the Repair Procedures described in SCHEDULE D attached hereto.

      No Products may be returned without prior authorization from Company, which authorization shall not be unreasonably delayed or withheld as outlined in SCHEDULE H.

b) Siemens will provide a trouble report with the returned product. The trouble report is attached as SCHEDULE G.

c) Company will provide three types of Repair Services during a five (5) day by twenty-four (24) hour availability:




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I.    ADVANCED REPLACEMENT - DEAD-ON-ARRIVAL

      This is a replacement service for "Dead On Arrival" or "'infant Mortality", which refers to those Products which fail within 30 days of shipment from Company. Company will use commercially reasonable efforts to ship an equivalent new replacement Product, via overnight carrier, within one (1) Business Day of request. SIEMENS shall ship the defective Product to Company within thirty days of receipt of the replacement Product.

II.   ADVANCED REPLACEMENT LOAN

      This is an emergency loan service for both in-warranty and out-of-warranty Products that are not considered Dead-On-Arrival or an Infant Mortality. Company will use commercially reasonable efforts to ship an equivalent replacement Product, via overnight carrier, within one (1) Business Day of request. In such an event, SIEMENS shall establish an open purchase order for a limited dollar amount to cover the purchase for the replacement Product and pay Company's then-current repair charges, freight charges and an agreed order expedite fee in respect thereof. SIEMENS shall ship the defective Product to Company within thirty days of receipt of the replacement Product. The open purchase order will be reviewed on a quarterly basis and adjusted accordingly.

III.  REPAIR AND RETURN

      This is the standard repair service for both in-warranty and out-of-warranty Products which fail in service. SIEMENS shall return the faulty unit to Company for repair in accordance with the Return and Repair procedures set out in this Agreement and SCHEDULE D attached hereto. Company shall also ensure that all returned Products are brought up to the Minimum Field Revision Level at no additional charge. The upgrade to Minimum Field Revision will be determined as follows:

      Siemens will define where the Products are to be returned to: Customer's spares pool or Siemens stock. If to the customers spares pool, Company will utilize the compatibility matrix to determine the Minimum Field Revision level. If to Siemens stock the Company will upgrade the Product to the Minimal Field Revision level.

            A) Company will either repair or, at its option, replace defective Products covered under warranty within fifteen (15) Business Days of its receipt. The new warranty period for repaired or replaced Products shall be the remainder of the original warranty period or ninety (90) days on hardware and thirty (30) days on software, whichever is greater, measured after ten (10) business days from the date of return shipment. SIEMENS will ship Products to Company at SIEMENS's expense. Company will ship the repaired or replacement Products surface freight to SIEMENS at Company's expense. Expedited freight shall be at SIEMENS's expense.

            B) Company will either repair or replace, at SIEMENS' option and cost, defective Products not covered under warranty, within fifteen (15) Business Days of receipt. The new warranty period for repaired or replaced Products shall be three months (90 days) for hardware and one month (30) days for software, measured after ten (10) business days from the date of return shipment. SIEMENS will ship Products to Company at SIEMENS's expense. Company will ship the repaired or replacement Products surface freight to SIEMENS at Company's expense. Expedited freight shall be at SIEMENS's expense.

            C) If a Product is returned for repair three (3) times within the warranty period, other than for reasons set out in SECTION 2.2, Company shall replace the Product with a new Product or new equivalent Product at no charge to SIEMENS. The new Product shall be warranted as new as established in the OEM Agreement.




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4.1.5 REPAIR ALTERNATIVES

In the event Company is unable or unwilling to provide repair or replacement service, except in the events covered in the SECTION 14.11 (of the OEM agreement) CONTINGENCY, and is unable to obtain another source or repair for Siemens, then Siemens will require Company, for a reasonable fee, to provide Siemens with the technical information solely for Siemens' use in the repair of the Product.

The technical information includes, by example and not by way of limitation: (a) manufacturing drawings and specifications including circuit pack schematics; (b) manufacturing drawings and specifications covering special tooling and the operation thereof; (c) a detailed list of all-commercially available parts and components purchased by Company on the open market disclosing the part number, name and location of the supplier; and (d) repair specifications and test procedures, as available.

If Product is returned to Company for repair as provided for in this section, and is determined to be beyond repair, or repair costs are expected to exceed fifty percent (50%) of the cost of a replacement, Company shall so notify Siemens. If requested by Siemens, Company will sell to Siemens a replacement at the current agreement price or, if no such agreement exists, at a price agreed upon by Company and Siemens. Further, if requested-by Siemens, Company shall take the necessary steps to dispose of the unrepairable Product consistent with sound commercial practices. All transportation charges for and risk of in-transit loss or damage to Product returned to Company for repair under this Section will be born by Siemens. All transportation charges associated with the return of such repaired and replacement Product to Siemens will be borne by Company. Company shall bear the risk of in-transit loss and damage for shipments to Siemens on repaired or replaced Product.

To facilitate the repair of Product, Siemens may contact Company with any questions that may arise concerning Repair Services and, if required, specify any special packing of Product that might be necessary to provide adequate in-transit protection from transportation damage. Company will provide packing material for the equipment to be returned.

Company may require that Siemens furnish the following information with Product returned to Company for repair as outlined in SCHEDULE H.

Product repaired by Company shall have the repair completion date and RMA number stenciled or otherwise identified at a readily visible location on the Product packaging and the repaired Product shall be returned with a tag or other papers describing the repairs which have been made with sufficient detail to identify replaced components.

All invoices originated by Company for repair services must be clearly identified as such, and must contain: (a) a reference to Siemens' Purchase Order, requisition or RMA for these repair services, (b) a detailed description of repairs made by Company and the need therefore, and (c) an itemized listing of parts and labor charges, if any. If Siemens so requests, all replaced parts will be returned to Siemens.

4.1.6 REFURBISHMENT

At the request of Siemens, and at a mutually agreed to price, Company shall refurbish Product provided by Siemens for reuse. Refurbishment includes maintenance necessary to return the Product to a "like-new" operational and appearance condition that is suitable for its sale by Siemens.

4.1.7 PRODUCT AVAILABILITY

Company agrees to offer for sale to Siemens, for a period of five (5) years after the expiration date of this agreement, or any subsequent renewal agreement, but not to exceed five (5) years after discontinuation of the product, functionally equivalent maintenance, replacement, and repair parts. Such parts shall be priced at the then current agreement price, or if no such agreement exists, at a price agreed upon by Parties.

In addition, should Company decide, during the life of this Agreement, to discontinue manufacturing Product, Company shall give at least nine (9) months prior notice to Siemens of such manufacture discontinuance to permit Siemens a last time buy opportunity.

4.1.8 EXTENDED WARRANTY CONTRACT

Extended Warranty is a contracted extension of Company's original equipment warranty, which lengthens the original warranty for a period of one (1) year. Under the Extended Warranty program, Siemens continues to be eligible to return products to Company for repair free of charge. Company will make available to Siemens a discounted repair and return service. Such Extended Warranties to SIEMENS's customers, on request by SIEMENS, at SIEMENS's expense

Company will offer the option to renew the extended warranty (at a mutually agreed upon price) on an annual basis as long as the Product is being manufactured by Company and the SLA is in force. If the Product is discontinued, Company will provide an extended warranty for the 5 year continued support window.

4.1.9 REPORTS

Company will provide reports to SIEMENS, on a quarterly basis, as specified in the Operating Procedures (SCHEDULE C). These shall include, but shall not be limited to, Hardware, Software and System reports detailing repair turnaround times, fault measurements, card capture data, data on all returned failures, problem resolution status, and quantitative data on problem reporting.

Company and Siemens will hold quarterly meetings to review inter-working processes, quality issues, key indicators and customer services business issues.

4.2 PROBLEM RESOLUTION TIME FRAMES

Notwithstanding any other provision of this Agreement, the Problem Resolution time frames set out in SCHEDULE A shall apply only to commercially available versions of the Products.

4.3 ADDITIONAL SERVICES

4.3.1 REQUEST FOR ADDITIONAL SERVICES

Subject to the terms and conditions of this Agreement, SIEMENS shall be entitled to request that Company provide any of the Additional Services. Additional services may be provided to SIEMENS or directly to the Customers as subcontractors of SIEMENS company may not otherwise provide Services directly to SIEMENS's Customer without the express written consent of SIEMENS. Not all of the Additional Services are available in all areas of the world.

5. SIEMENS' OBLIGATIONS.

5.1 TEST EQUIPMENT AVAILABILITY

Unless otherwise expressly agreed, SIEMENS shall ensure that it has test equipment available for testing the Products at each of its Second Line Support locations which is equivalent to that used by Company to test the Products. In addition, SIEMENS's Second Line Support personnel shall have access to such laboratory equipment as necessary to provide their Customers with assistance, and to be able to reproduce problems with the Products

5.2 ADEQUATE TRAINING FOR FIRST AND SECOND LINE SUPPORT INDIVIDUALS

SIEMENS shall ensure that each of the individuals within its organization and its distribution channel who are responsible for providing either First Line Support or Second Line Support have been adequately trained, on an on-going basis, in the Products, technology they are required to support in accordance with Schedule E.

5.3 SPARES

SIEMENS shall maintain an appropriate number of spares for each of the Products, or shall acquire spares through the Advanced Replacement Loan Service described in SECTION 4.1.4(C)(II), in order to effectively support its installed Customer base. Company warrants and discloses the ability to substantiate sparing levels.

5.4 ADEQUATE SUPPORT PERSONNEL

SIEMENS shall provide sufficient authorized personnel to support the Customer.

                                   SCHEDULE A
                           PROBLEM RESOLUTION SERVICES


6. SCHEDULE A: PROBLEM RESOLUTION SERVICES

A.1 PROBLEM RESOLUTION


A.1.1

In connection with the resolution of problems, SIEMENS shall provide First and Second Line Support of the Products to its Customers in accordance Company/SIEMENS Operating Procedures SCHEDULE C reference. Before escalating a problem to Company Third Line Support, SIEMENS shall have completed all of the functions and procedures described herein and in SCHEDULE B for both First and Second Line Support.

A.1.2

In providing Second Line Support, SIEMENS shall provide detailed in-depth problem analysis, problem duplication as well as those functions described in SCHEDULED H and the Company/SIEMENS Operating Procedures as being Second Line Support functions. Problems that cannot be resolved by SIEMENS's Second Line Support Organization(s) shall be referred to Company in accordance with SECTION
A.1.4 for Third Line Support. Only those individuals identified to Company as Primary Technical Contacts in accordance with SECTION A.1.4 hereof shall be entitled to escalate a Problem to Company for Third Line Support.

A.1.3

Company is Third Line Support. Third Line Support shall mean the provision of a correction or a work around to a problem which SIEMENS is unable to provide through the provision of First and Second Line Support. Company shall perform those functions described in the Company/SIEMENS Operating Procedures as Third Line Support functions. Third Line Support shall normally not include the provision of any hardware that may be required to support a new software release, nor the labor to install a new software load.

A.1.4

Upon execution of a non-disclosure Company shall provide SIEMENS with access to a designated individual or individuals within the TAC, which individual or individuals shall be Company's Primary Technical Contact(s). SIEMENS shall also have access to the call tracking database systems to electronically report problems and requests for information, and no less than "read" access to Company's Customer support problem tracking system. Company's Primary Technical Contact(s) shall be SIEMENS's point of contact to Company's support organization. Company's Primary Technical Contact(s) shall make the final confirmation of the problem analysis and formally escalate the problem to Company's R&D for resolution. The problem will be assigned a priority in accordance with the provisions of SECTION A.2 hereof. The Parties shall advise each other of the names of the Primary Technical Contacts in their respective support organizations. The Parties may from time to time change the Primary Technical Contact individuals by giving notice to the other Party, provided however, any replacement Primary Technical Contact shall be sufficiently trained, as described herein, to fulfill the functions of such position.

A.2 PROBLEM PRIORITY CLASSIFICATION

A.2.1

SIEMENS may request a specific priority classification of a problem or Request for Information. If the Parties disagree on the classification of a particular Problem or Request for Information, Company's and SIEMENS's Primary Technical Contacts shall endeavor to agree on the classification of a problem. If Company's and SIEMENS's Primary Technical Contacts are unable to agree, the matter will be escalated in accordance with SCHEDULE B - Management Escalation Process to ensure resolution. Problem shall be classified into one of the three
(3) following categories for issues related to trouble reports: Critical, Major, and Minor. A fourth category, Query or Question, is a request for information which is not directly related to a service outage or problem. In the event that SIEMENS reports a problem that is determined by Company's R&D staff to be either outside of the documented functional specification of the Product, or in respect of a Product that is functioning in accordance with the documented functional specification, Company reserves the right to request that the problem status be changed to a 'Design Change Request', in which case Company will treat it as a change in feature content rather than a problem. The Parties will work together to come to a reasonable resolution and escalate the issue in accordance with SCHEDULE B - Management Escalation Procedure.

Priority Definitions for reporting Problems and Requests for Information to Company are as follows:


CRITICAL

Emergency Problems are those that result in:

- A total system failure that results in the loss of all transaction processing capability (e g connection setup, data transmission)

-     Significant reduction in capacity or traffic handling capability

-     Any loss of safety or emergency capabilities

-     Loss of systems ability to perform automatic system reconfiguration

-     Inability to restart a processor or the system

- System related loss or severe degradation of one or more primary rate/aggregate spans or connections

-     Loss of access for maintenance or recovery operations

- Loss of the system's ability to provide any required Emergency or Major trouble notification

- Total loss of a material feature or functionality that impacts the operation of the Product


MAJOR

Major problems are those that result in:

-     Emergency problems in which there is an acceptable work around in place

-     Degradation in capacity or traffic handling capability

- Degradation of system's ability to perform automatic system reconfiguration

-     Difficulty restarting a processor or the system

-     Any loss of functional visibility and/or diagnostic capability

- Short system or subsystem outages, whose duration accumulates to greater than 2 minutes in any 24 hour period, or that continue to repeat during longer periods

-     Prevention of access for routine administrative activity

- Significant degradation of the system's ability to provide any required Emergency or Major Trouble notification

- Significant degradation of a material feature or functionality that impacts the operation of the Product

MINOR

Minor problems are those that result in:

-     Degradation of access for routine administrative capability

- User interface problems for network management that are not service affecting.

-     Any problems that are not safety related on non commissioned equipment.

- Any other problems that do not result in the loss or degradation of a material feature or functionality


QUERY OR QUESTION

A fourth class, Query or Question, is a request for information which is not directly related to a service outage or problem. This may include:

- Requests for assistance in the installation or configuration or a system or subsystem

-     Requests for documentation pertaining to a system or subsystem


A.4 COMPANY RESPONSE TIME COMMITMENTS - (FOR THIRD LINE SUPPORT 7X24)


A.4.1 Call Response Time

Call Response Time is defined as the elapsed time between the reporting of a Problem by SIEMENS and the time a Company Third Line technical support specialist contacts SIEMENS. Call Response Time is monitored and is used to trigger escalation. Company will use reasonable efforts to meet the Call Response Times specified below for each Priority Level.


Priority Level                     Response Time Commitment
--------------                     ------------------------
Critical                           Thirty (30) minutes at all times.
Major                              Within one (1) hour at all times.
Minor                              By the next Business Day for calls received in the Business Day Query
                                   By the next Business Day for calls received in the Business Day


A.4.2 Restore Time

Restore Time is defined as the elapsed time between the reporting of a Service Affecting problem by SIEMENS and the time Company provides an acceptable work around or returns the Product to a level of operation that is acceptable to the Customer. Company will use reasonable efforts to meet the Restore Times specified below for each Priority Level.


Priority Level                     Response Time Commitment
--------------                     ------------------------
Critical                           Less than or equal to 24 hours.
                                   Company will use all commercially reasonable efforts to restore the affected Product as soon as possible.
Major                              Less than or equal to Three (3) Business Days.
Minor                              Not Applicable
Query                              Not Applicable

                                   SCHEDULE B
                         MANAGEMENT ESCALATION PROCEDURE



7. SCHEDULE B: MANAGEMENT ESCALATION PROCEDURE

The purpose of any escalation procedure is to ensure that unresolved problems are brought to the appropriate levels of expertise and management for attention and action. This includes, but is not limited to, problems not resolved in the time frames as indicated in SCHEDULE A (Problem Resolution Process), problems whose priorities can not be agreed to, problems that turn into design change requests, undetermined problems, and sporadic problems.

For the purposes of this process, escalation time frames to the OEM levels of management are determined by the requested prioritization of the problem. This escalation process is for post sales support of hardened product at a Customer site and is not intended for use during lab evaluation of beta or in field trial loads of Product, nor is it intended for use where there is an acceptable proposal for service restoration.

After the Customer reports the problem, it is the responsibility of the Second Line support organization to begin the problem resolution process and to escalate unresolved problems in, a timely and accurate manner.

The Management Escalation process should involve parallel escalation within both SIEMENS and Company to insure that both companies are escalating unresolved issues simultaneously.

It is also the intent of this escalation procedure to properly report escalated issues to non-service groups within the Company and SIEMENS companies.

A list of the names of the "Manager(s)", along with their associated phone numbers, will be kept up to date and shared between SIEMENS and Company on a regular basis.

                                   SCHEDULE C
                              OPERATING PROCEDURES


8. SCHEDULE C: OPERATING PROCEDURES

Company and SIEMENS will participate in the development of ISO 9000 procedures to define and/or update the existing the processes and procedures for the two companies to interact. Writing procedures required by SIEMENS to interface to existing processes of Company will be the responsibility of SIEMENS with assistance of assigned 'content experts' from Company. Writing procedures that cause change in both company's present practices will be done jointly, utilizing prime contacts within each organization as appropriate.

Documents will be written to include, but not be limited to, the following processes and procedures:

-     Ordering and scheduling services

-     Training and course development

-     Problem notification between the two organizations

-     First, second, and third line support

-     Installation and commissioning

-     Network integration

-     Site and network engineering

- Repair and return, including hardware modification, hardware/software upgrade

-     Service logistics, including hardware inventory and management

-     System and network upgrade

-     Advance Replacement

-     Software Release and software patch distribution

-     New Product Introduction

-     Problem Escalation

                                   SCHEDULE D
                             REPAIR AND REPLACEMENT



9. SCHEDULE D: REPAIR AND REPLACEMENT

9.1 REQUESTS FOR RETURN.

All requests for return of Products or for Advance Replacement of Products should be made to Company. Siemens will provide all necessary information for processing the return and issuing a Return Authorization (RA) number.

9.2 SHIPPING OF DEFECTIVE PRODUCTS

Defective Products must be returned by SIEMENS in static protective material, securely packaged to prevent damage in transit, and shipped prepaid with the RMA Number written on the outside of the package. If to Company, shipment should be made to:

Accelerated Networks
Attn: Customer Service
301 Science Drive
Moorpark Ca. 93021

If to SIEMENS:
900 Broken Sound Parkway
Boca Raton, Florida, 33487

9.3 REPAIR AND RETURN

Company will either repair or replace, at its option, defective Products and return them to SIEMENS's point of origination.

9.4 RETURN DIRECTLY TO COMPANY.

Upon written request by SIEMENS, Company may permit SIEMENS's Customers to return defective Products directly to Company for repair or replacement. Permission shall be granted on a case by case basis, at Company's discretion.

9.5 RETURN POLICY.

Siemens will return the defective Products within 30 days of receipt of replacement Product. Failure to return the defective Product will result in Company invoicing Siemens at the transfer price.

10. SCHEDULE E TRAINING SERVICES

E.1 General

COMPANY and Siemens agree to participate in training programs and provide access to personnel, materials and other resources in a manner consistent with the co-operative spirit of their relationship.

E.1.1 Geographic Considerations

For the North American market, the "Train the Trainer" Program of this agreement will apply to the following training organisations only: Siemens Information and Communication Networks Training Center in Boca Raton, FL, and COMPANY. New locations may be added upon mutual consent. Other Training Services listed herein will be available on a global basis.

E.2 Courseware and Materials

COMPANY will deliver to Siemens and grant the right to Siemens to use all available materials, courseware, tools, Lecture Based, Computer Based and Web Based Training (LBT, CBT and WBT) packages developed by Company's training department and/or the use of contractors by COMPANIES training development services for any feature release of the products listed in this agreement and the associated technologies FREE OF CHARGE. Siemens will have the right to reproduce these materials without any restriction for training purpose only, as long as no copyright, trademark or other rights of third parties are affected.

Access to training materials, courseware, and tools for any other products or other general capabilities provided by either training organization may be agreed to, either in other Service Level Agreements between COMPANY and Siemens, or on a case by case basis by COMPANY and Siemens.

E.3 Standard Training Courses

COMPANY agrees to offer training courses on all its Products covering the following categories, overview, installation, administration and operations, planning and engineering, and maintenance of their Products. These courses will be available at any of the COMPANY training facilities around the world or at customer locations (suitcase classes). The training courses for the Products listed in the agreement and the associated technologies will be offered in English. All final training materials available will be provided to Siemens at least one month prior to release of product for the first customer trial /installation. Draft versions will be provided at appropriate time prior to start of NIST to expedite ramp-up of Siemens trainers.

COMPANY will provide Siemens personnel and/or Siemens Customers with the instructional delivery of all Training Courses for the Products listed in the agreement and the associated technologies that are available at the time of request from COMPANY. If required by Siemens, COMPANY will offer the delivery of a requested training course not later than 2 months after the time of request for that course. The cost for Siemens will be at a 50% off of list price for Siemens personnel, and 25% off of list price for Siemens' Customers.

Hands-on training for up to 6 Siemens personnel (typically, TAC/FS or Train the Trainer personnel) working with COMPANY TAC personnel will also be provided by COMPANY prior to and during the system test phase (the final test phase before first customer installation) for each Major Release of the products sold to Siemens for the purpose of enabling the service department of Siemens. This training will consist of formal and informal classroom instruction, actual hands-on training in laboratory environments, and one-on-one training with Company's technical support organization.

E.4 Customised Training Courses

In addition to Company's regularly scheduled training classes, arrangements for the delivery of customised training courses can be initiated by contacting one of Company's training facilities. Such courses can be arranged to be held at either a COMPANY facility or at a Customer site and may be made available to Siemens upon request.

This offering provides for specialised training that is targeted to the specific needs of the individual Customer. Each class is developed according to the specific requirements of the individual Customer. Prices for development and delivery of such customised training are to be negotiated between the parties at the time of request by Siemens.

E.5 Train-the-Trainer Program

Details of a "Train-the-Trainer" program for Siemens personnel are as follows:

      SIEMENS will be provided with the necessary knowledge enabling for two SIEMENS instructors to teach Overview, Installation, Operations and Administration, Planning and Engineering, and Maintenance to customers of the COMPANY Products sold by SIEMENS. The following training will occur at COMPANY's location, unless mutually agreed otherwise by the Parties.

      This knowledge enabling will include, but is not limited to, the two SIEMENS Instructors sifting through each of the COMPANY courses to be delivered at least twice plus access to COMPANY SME's for questions (if required). This will then be followed by a PILOT Course presentation by the SIEMENS instructors done with the COMPANY instructor present.

      This will be in effect for the current course offerings and any subsequent new course offerings of the products included within this agreement.

      For subsequent Major Releases, SIEMENS instructors will be allowed to sit in the initial pilot and delta pilot offerings of each updated course. It will then be the responsibility of that instructor to update their respective organizations.

      The knowledge enabling process will also include the participation of at least one (1) Instructor in the installation and commissioning of each of the COMPANY Products that SIEMENS will be supporting.


      COURSE MATERIALS:

      SIEMENS will be provided, at no charge, a copy of all course materials in electronic format. These materials will include, but will not be limited to student guides, student exercises, training lab information, student job aids, transparencies, presentation materials, and instructor guides, as available.

      Siemens will be responsible for upgrading its own training materials for each subsequent product release. SIEMENS will continue to be provided with all updates and upgrades to the (above) course materials by the completion of Companies System Test.

      At no charge, SIEMENS will be allowed to use the supplied course materials to instruct SIEMENS customers. This will include the ability to reproduce and provide the student portions of these materials to the customer.

      At no charge, SIEMENS will be allowed to reformat any of the course materials as deemed necessary to meet customer expectations/requirements.

      At no charge, SIEMENS will be allowed to change and use the presentation media of the originally provided course materials. This will include but is not limited to: electronic presentation, CBT, video presentation, or mixed-media.


      COMPANY INSTRUCTED CLASSES

      SIEMENS will have the option to enroll its customer students into COMPANY-taught training classes held at either Company's or Siemens' training facilities, subject to availability.

      COMPANY and Siemens agree to participate in training programs and provide access to personnel, materials and other resources in a manner consistent with the co-operative spirit of their relationship.

11. SCHEDULE F OEM VENDOR DELIVERABLES

The following deliverables are required for each new product release.



DUE DATE                                     ACTIVITY
--------                                     --------
                                             SYSTEM TEST PLANS

At start of System test

                                             System test plans submitted to Siemens Training Courses list and description

15 Days prior to NITS                        System test plans completed with documented results Training Courses availability schedule


Start: FOAIS - 90 days                       NETWORK INTEGRATION TESTING Pilot Training Courses
Complete: FOAIS - 30 days

NITS - 60 days                               Company will deliver a list of test equipment, Documentation list and description required for Network Integration testing.


NITS - 15 days                               Company will deliver on-schedule, lab equipment (Products) necessary for Siemens to conduct network integration testing, along with a Documentation availability schedule.

NITS through completion                      Company will provide sufficient technical support (on-site) to enable Siemens network integration testing for new product deployments.


                                             TRAINING AND COURSE DEVELOPMENT

FOATC                                        Formal Training Courses available per semester


                                             DOCUMENTATION


NIST                                         Released Documentation

FOATC + 30 days                              Customer Deliverable Documentation


                                             TROUBLE TICKET HANDLING

FOAIS - 60 days                              Define trouble ticket tracking and status tools for the Company

FOAIS - 30 days                              Implement trouble tracking tools and procedures

FOAIS - 30 days                              Provide Siemens with documentation describing Company's Trouble Tracking Procedures.
FOAIS                                        Company will provide Siemens with electronic access to the trouble tracking system for status of all tickets and all technical alerts.


                                             THIRD LEVEL SUPPORT

FOAIS - 30 days                              Company will have implemented Tier III support procedures as outlined in the SLA

FOAIS - 30 days                              Company will define and publish escalation lists including phone numbers and pager numbers

FOAIS                                        Company will adhere to response times defined in the SLA


                                             SITE AND NETWORK ENGINEERING

FOAIS - 60 days                              Company will provide engineering data for equipment described in the OEM agreement.

                                             REPAIR AND RETURN, INCLUDING HARDWARE MODIFICATION, HARDWARE/SOFTWARE UPGRADE

FOAIS                                        Company will provide sufficient equipment to implement the repair and return procedures as specified in this SLA.

                                             COMPANY'S EQUIPMENT DELIVERIES

FOAIS                                        Company's equipment deliveries to Siemens customers will be on schedule per the mutually agreed upon delivery commitments to the customer order.


1.    NITS = Network Integration Testing Start Date

2.    FOAIS = First Office Application Installation Start Date

3.    FOATS = First Office Application Testing Start Date

4.    FOATC = First Office Application testing Completed

12. SCHEDULE G TROUBLE TICKET INFORMATION

Problem Resolution will start with the initialization of a Trouble Ticket that will be tracked to closure. Siemens Second Line Support personnel will be given both read and write access to the Company's trouble ticketing system. The information provided will be key to determining the nature of the problem and as needed escalating the problem into the Company's R&D for resolution. Restoration time frames and priority will begin after the confirmation of the problem analysis. The minimal information needed to open a trouble ticket and begin the Problem Resolution is as follows:

-     Person reporting the problem and contact information

-     Product with detailed model number

-     Serial number of unit

-     Detailed configuration of the product

-     Application information Network Diagram showing all connectivity

-     Detailed Description of the problem

-     The frequency of the problem and reproducibility

-     Severity of the problem

- Any additional information required to aid in the reproduction of the problem

13. SCHEDULE H REPAIR AND RETURN INFORMATION


CUSTOMER SERVICE RMA FORM


                                                                                                          Who
RMA NUMBER                               __________________________________________________________     Company

DATES
RMA request received                     __________________________________________________________     Company
RMA issued                               __________________________________________________________     Company
Equipment arrived
Repair start                             __________________________________________________________     Company
Repair complete
Return shipment                          __________________________________________________________     Company
                                         __________________________________________________________     Company
RMA closed
                                         __________________________________________________________     Company


CONTACT INFORMATION
RMA requested by                         __________________________________________________________     Siemens
RMA issued by                            __________________________________________________________     Company
ASC technical contact                    __________________________________________________________     Company
ASC ship-to contact                      __________________________________________________________     Company
Siemens technical contact                __________________________________________________________     Siemens
Siemens return-to contact                __________________________________________________________     Siemens


SHIP-TO ADDRESS
Company name                             __________________________________________________________     Siemens
Address, City, State, Zip                __________________________________________________________     Siemens
Special instructions                     __________________________________________________________     Siemens


BILL-TO ADDRESS
Company name                             __________________________________________________________     Company
Address, City, State, Zip                __________________________________________________________     Company
Billing contact                          __________________________________________________________     Company
                                         __________________________________________________________     Company


FINANCIAL INFORMATION
Warranty status                          __________________________________________________________     Company
Purchase order                           __________________________________________________________     Siemens
Repair charge                            __________________________________________________________     Company
Other charges                            __________________________________________________________     Company


RECEIVED PRODUCT INFO
(From customer to ASC)
Quantity                                 __________________________________________________________     Siemens
Model number                             __________________________________________________________     Siemens
CLEl codes                               __________________________________________________________     Siemens
Part number                              __________________________________________________________     Siemens
Serial number                            __________________________________________________________     Siemens
Hardware revision                        __________________________________________________________     Siemens
Software revision                        __________________________________________________________     Siemens
Contained sub-assemblies                 __________________________________________________________     Siemens
Hardware configuration                   __________________________________________________________     Siemens
Software configuration                   __________________________________________________________     Siemens


SHIPPED PRODUCT INFO
(From ASC to customer)
Quantity                                 __________________________________________________________     Company
Model number                             __________________________________________________________     Company
CLEl code                                __________________________________________________________     Company
Part number                              __________________________________________________________     Company
Serial number                            __________________________________________________________     Company
Hardware revision                        __________________________________________________________     Company
Software revision                        __________________________________________________________     Company
Contained sub-assemblies                 __________________________________________________________     Company
Hardware configuration                   __________________________________________________________     Company

CUSTOMER SERVICE RMA FORM



                                                                                                          Who
RMA NUMBER                               __________________________________________________________     Company

SHIPPING INFORMATION
Shipping carrier                         __________________________________________________________     Company
Carrier service                          __________________________________________________________     Company
Billing account                          __________________________________________________________     Company
Freight charges                          __________________________________________________________     Company
Insurance Y/N                            __________________________________________________________     Company
Freight paid by                          __________________________________________________________     Company


ADVANCED REPLACEMENT
AR required (YIN)                        __________________________________________________________     Siemens
AR-RMA number                            __________________________________________________________     Company
Purchase order                           __________________________________________________________     Siemens
AR charge                                __________________________________________________________     Company


STATEMENT OF PROBLEM
Symptoms                                 __________________________________________________________     Siemens
Application                              __________________________________________________________     Siemens
Connections                              __________________________________________________________     Siemens


INSTRUCTIONS
Repair/replace                           __________________________________________________________     Siemens
Repair/replace billable?                 __________________________________________________________     Company
H/W upgrade required                     __________________________________________________________     Siemens
S/W upgrade required                     __________________________________________________________     Siemens
Upgrades billable?                       __________________________________________________________     Company


DIAGNOSIS
What was found to be wrong               __________________________________________________________     Company


REPAIR ACTION
Repaired or replaced                     __________________________________________________________     Company
Tests completed                          __________________________________________________________     Company
H/W upgraded to revision                 __________________________________________________________     Company
S/W upgraded to revision                 __________________________________________________________     Company
Configurations restored                  __________________________________________________________     Company
                                         __________________________________________________________     Company


COMMENTS
Siemens / ASC                            __________________________________________________________     Both


ADVANCED SWITCHING COMMUNICATIONS


CURRENT LOCATION
Receiving                                __________________________________________________________     Company
Repair WIP                               __________________________________________________________     Company
Shipping                                 __________________________________________________________     Company


REPAIR DEPARTMENT
Repaired by                              __________________________________________________________     Company
Upgraded by                              __________________________________________________________     Company
Tested by                                __________________________________________________________     Company


14. SCHEDULE I TRAINING EQUIPMENT





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